SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8 - K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) : July 6, 2006

HOLOBEAM, INC.
(Exact name of registrant as specified in its charter)









Delaware                             03385     	        22-1840647
-----------------------------------------------------------------------
(State or other jurisdiction of   Commission       (I.R.S. Employer
incorporation or organization)    File Number       Identification No.)


217 First Street, P.O. Box 287, Ho-Ho-Kus, NJ             07423-0287
-----------------------------------------------------------------------
(Address of principal executive offices)	                (Zip Code)

Registrant's telephone number, including area code 201-445-2420
                                                   ------------


Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))



Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

Management of Holobeam, Inc. (the "Company") determined on
July 6, 2006 that our balance sheet and statement of operations for fiscal year ended September 30, 2005 incorrectly reported the provision for income taxes. As a result, we will restate the balance sheet and statement of operations by $66,913. As a result of the foregoing, the previously filed financial statements for the fiscal year ended September 30, 2005 and related independent public accountants' report should no longer be relied upon.

We will file amended financial statements and amended 10-K for fiscal year ended September 30, 2005, within the next twelve days.

The above conclusions were reached in consultation with the Audit
Committee of the Company's Board of Directors and were discussed with the Company's independent registered public accounting firm, R. A. Fredericks Company, LLP. R.A. Fredericks
& Company LLP has been provided with a copy of this disclosure in advance of this filing.


SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


Dated:  August 4, 2006

Holobeam, Inc.

By: /s/ Melvin S. Cook
President and Chairman of the Board